                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-88301, 333-69755, 333-42262, 333-05651, and
333-52958) of Verilink Corporation of our report dated July 23, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
September 27, 2001